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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                  _______________

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) AUGUST 11, 1998
                                                 ------------------------------


                                     CYGNUS, INC.
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                   (Exact name of registrant as specified in charter)



     DELAWARE                          0-18962                  94-2978092
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State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


  400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                    94063-4719
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     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (650) 369-4300
                                                  -----------------------------



                                NOT APPLICABLE
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           (Former name or former address, if changed since last report.)

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ITEM 5    OTHER EVENTS

          On August 11, 1998, the Registrant announced the resignation of Gregory B. Lawless, its President, Chief Executive Officer and a Director, and the appointment of John Hodgman as its President, Chief Executive Officer and a Director. Additionally, the Registrant announced that Andre Marion was named Vice Chairman. A copy of the press release issued in connection with this announcement is incorporated herein by reference and attached hereto as
Exhibit 99.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.    EXHIBIT

     99        Press Release, dated August 11, 1998.


                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CYGNUS, INC.
                                      (Registrant)

Date:  August 21, 1998                By:  /s/ John C. Hodgman
                                           -------------------------------------
                                           John C. Hodgman
                                           Title:  President and Chief Executive
                                           Officer

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                                EXHIBIT INDEX


     EXHIBIT NO.    EXHIBIT

        99          Press Release, dated August 11, 1998.